Exhibit 10.3j

EXECUTION VERSION

NINTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

This NINTH AMENDMENT AND WAIVER (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, this “Amendment and Waiver”) is entered into as of November 13, 2007, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 74, rue de Merl, B.P. 709, L-2017 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483 (“Luxco”), MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (together with Luxco, “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“MagnaChip LLC”), the Subsidiary Guarantors (the “Subsidiary Guarantors”) listed on the signature pages hereto (each of Borrowers, MagnaChip LLC and Subsidiary Guarantors are sometimes referred to herein as a “Loan Party” and, collectively, as the “Loan Parties”), the Lenders party hereto, UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”; and together with the Administrative Agent, the “Agents”, and each an “Agent”) for the Secured Parties and the Issuing Bank.

RECITALS

A. The Borrowers, MagnaChip LLC, the Subsidiary Guarantors, the Lenders, UBS Securities LLC, as lead arranger, as documentation agent and as syndication agent, UBS Loan Finance LLC, as swingline lender, Korea Exchange Bank, as issuing bank and Agents are parties to that certain Credit Agreement dated as of December 23, 2004 (as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, all capitalized terms used in this Amendment and Waiver shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have requested that the Agents and the Lenders waive certain provisions of the Credit Agreement to the extent necessary to permit the transactions described in Exhibit A (the “IPO Related Transactions”).

C. The Borrowers have requested that the Agents and the Required Lenders agree to amend certain sections of the Credit Agreement, all upon the terms and subject to the conditions as herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Waivers.

(a) The Agents and Lenders hereby waive the provisions of Section 6.05 of the Credit Agreement to the extent necessary to permit the Reverse Merger (as defined in Exhibit A).

(b) The Agents and Lenders hereby waive the provisions of Sections 6.04 and 6.08 of the Credit Agreement to the extent necessary to permit the exchange of securities of MagnaChip LLC for shares of capital stock of the IPO Issuer pursuant to the Reverse Merger, the issuance of shares of capital stock of the IPO Issuer in connection therewith, and the purchase or redemption of IPO Issuer Series B preferred stock with the proceeds of the Initial Public Offering, all as described in Exhibit A.

(c) The Agents and Lenders hereby waive the provisions of Section 6.09 of the Credit Agreement to the extent necessary to permit each of the IPO Related Transactions in accordance with Exhibit A.

(d) The Agents and Lenders hereby waive the provisions of Section 6.11(a) of the Credit Agreement to the extent necessary to permit the Notes Repurchase (as defined in Exhibit A).

SECTION 2. IPO Issuer. Substantially contemporaneously with the consummation of the Reverse Merger (the date on which the Reverse Merger and all of the following transactions have occurred is referred to herein as the “Credit Agreement Amendment Date”), the IPO Issuer shall (i) deliver to the Collateral Agent (or the Collateral Trustee, as the case may be) the certificates, if any, representing all of the Equity Interests of MagnaChip LLC, together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests; (ii) (A) execute a Joinder Agreement to become a Guarantor and a joinder agreement to the applicable Security Agreement, as contemplated by Section 5.10 of the Credit Agreement, in form and substance reasonably acceptable to the Administrative Agent, and (B) take all actions necessary or advisable in the opinion of the Administrative Agent or the Collateral Agent to cause the Lien created by the applicable Security Agreement to be duly perfected to the extent required by such agreement in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent or the Collateral Agent; (iii) deliver to Administrative Agent such further certifications of officers of IPO Issuer, MagnaChip LLC, and its Subsidiaries as Administrative Agent may reasonably request, including, without limitation, confirmations as to the non-existence of an Event of Default or Default under the Credit Agreement, the establishment to Administrative Agent’s reasonable satisfaction that the Initial Public Offering will occur promptly following such Reverse Merger and factual support of the aforesaid legal opinion and (iv) deliver Schedule 3.01(a)(1) to the Credit Agreement.

SECTION 3. Amendments to Credit Agreement. On the Credit Agreement Amendment Date, the following amendments to the Credit Agreement shall become effective:

(a) The definition of “Change of Control” in Section 1.01 of the Credit Agreement shall be amended and restated as follows:

“A “Change in Control” shall be deemed to have occurred if:

(a) Holdings at any time ceases to own 100% of the Equity Interests of MagnaChip Semiconductor LLC,

(b) MagnaChip Semiconductor LLC at any time ceases to own 99% of the Equity Interests of Lux Borrower, 100% of the Equity Interests of the U.S. Sales Subsidiary or 100% of the Equity Interests of MagnaChip SA Holdings,

(c) MagnaChip SA Holdings ceases to own 1% of the Equity Interests of Lux Borrower;

(d) Lux Borrower ceases to own 100% of the Equity Interests of each of Dutch Holdco, MagnaChip Semiconductor Finance Company or any Foreign Sales Subsidiary;

(e) Dutch Holdco ceases to own 100% of the Equity Interests of Korean Opco;

(f) at any time a change of control occurs under any Material Indebtedness;

(g) prior to an IPO, (i) the Permitted Holders cease to own, or to have the power to vote or direct the voting of, Voting Stock of Holdings representing a majority of the voting power of the total outstanding Voting Stock of Holdings or (ii) the Permitted Holders cease to own Equity Interests representing a majority of the total economic interests of the Equity Interests of Holdings;

(h) following an IPO, (i) the Post IPO Permitted Holders shall fail to own, or to have the power to vote or direct the voting of, Voting Stock of Holdings representing more than 25% of the voting power of the total outstanding Voting Stock of Holdings, (ii) the Post IPO Permitted Holders cease to own Equity Interests representing more than 25% of the total economic interests of the Equity Interests of Holdings or (iii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause such person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of Voting Stock of Holdings representing more than 25% of the voting power of the total outstanding Voting Stock of Holdings; or

(i) following an IPO, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors whose election to such Board of Directors or whose nomination for election was approved by a vote of a majority of the members of the Board of Directors of Holdings, which members comprising such majority are then still in office and were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdings.

For purposes of this definition, a person shall not be deemed to have beneficial ownership of Equity Interests subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement.”

(b) In the definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement, “and” at the end of clause (e) shall be deleted, the period at the end of clause (f) shall be replaced by “; and”, and the following clause shall be added as a new clause (g):

“(g) expenses incurred in connection with the IPO of Holdings and the other transactions consummated in connection therewith in an amount not to exceed $40,000,000.”

(c) The definition of “Fee Letter” in Section 1.01 of the Credit Agreement shall be amended and restated as follows:

“Fee Letter” shall mean the confidential Fee Letter, dated December 23, 2004, among MagnaChip Semiconductor LLC, UBS Loan Finance LLC and UBS Securities LLC.

(d) The definition of “Holdings” in Section 1.01 of the Credit Agreement shall be amended and restated as follows:

“Holdings”, when used in any Loan Document, shall mean MagnaChip Semiconductor Corporation; provided that for purposes of all representations, warranties, covenants (including financial covenants) and obligations (including financial reporting obligations), all references in any Loan Document to “Holdings” as of any time up to the consummation of the Reverse Merger shall mean

“MagnaChip Semiconductor LLC” and all references to “Holdings” upon and after the consummation of the Reverse Merger shall mean “MagnaChip Semiconductor Corporation.”

(e) The definition of “Management Services Agreements” in Section 1.01 of the Credit Agreement shall be amended and restated as follows:

“Management Services Agreements” shall mean, collectively (i) that certain Advisory Agreement dated October 6, 2004 by and between MagnaChip Semiconductor LLC, MagnaChip Semiconductor, Ltd. and CVC Management LLC (succeeded in interest by Court Square Advisor, LLC); (ii) that certain Advisory Agreement dated October 6, 2004 by and between MagnaChip Semiconductor LLC, MagnaChip Semiconductor, Ltd. and CVC Capital Partners Asia Limited and (iii) that certain Advisory Agreement dated October 6, 2004 by and between MagnaChip Semiconductor LLC, MagnaChip Semiconductor, Ltd. and Francisco Partners Management, LLC.

(f) The definition of “Permitted Tax Distributions” in Section 1.01 of the Credit Agreement shall be amended and restated as follows:

“Permitted Tax Distributions” means, with respect to any periods during which MagnaChip Semiconductor LLC is treated as a partnership for U.S. federal income tax purposes, payments in respect of tax liabilities of MagnaChip Semiconductor LLC’s investors arising from direct or indirect ownership of MagnaChip Semiconductor LLC’s equity interests. Permitted Tax Distributions shall be calculated by reference to the amount of MagnaChip Semiconductor LLC’s and its Subsidiaries’ income determined to be an amount required to be included in income under section 951 of the Code times 35%. A nationally recognized accounting firm chosen by Holdings shall determine the amount of Permitted Tax Distributions.

(g) The definition of “Post IPO Related Parties” in Section 1.01 of the Credit Agreement shall be amended and restated as follows:

“Post IPO Related Parties” shall mean with respect to any person (i) any controlling stockholder, 80% (or more) Subsidiary, or immediate family member (in the case of an individual) of any Post IPO Principal; or (ii) any trust corporation, partnership, limited liability company or other entity, the beneficiaries, stockholders, partners, members, owners or persons beneficially holding an 80% or more controlling interest of which consist of any one or more Post IPO Principals and/or such other persons referred to in the immediately preceding clause (i).

(h) The definition of “Senior Secured Note Guarantees” in Section 1.01 of the Credit Agreement shall be amended and restated as follows:

“Senior Secured Note Guarantees” shall mean the guarantees of certain of the Subsidiary Guarantors pursuant to the Senior Secured Notes Indenture and the Korean Opco Senior Secured Notes Guarantee and, if Holdings shall at any time provide a guaranty of the obligations with respect to the Senior Secured Notes Indenture and the Korean Opco Senior Secured Notes, such guaranty.

(i) The definition of “Senior Subordinated Note Guarantees” in Section 1.01 of the Credit Agreement shall be amended and restated as follows:

“Senior Subordinated Note Guarantees” shall mean the guarantees of certain of the Subsidiary Guarantors pursuant to the Senior Subordinated Notes Indenture and, if Holdings shall at any time provide a guaranty of the obligations with respect to the Senior Subordinated Notes Indenture, such guaranty.

(j) In the definition of “Sponsors” in Section 1.01 of the Credit Agreement, the term “CVC Management LLC” shall be deleted and replaced with the clause “Court Square Advisor, LLC (successor in interest to CVC Management LLC)”.

(k) The definition of “Subsidiary Guarantor” in Section 1.01 of the Credit Agreement shall be amended and restated as follows:

“Subsidiary Guarantor” shall mean each Subsidiary listed on Schedule 1.01(d), Korean Opco, MagnaChip Semiconductor LLC and each other Subsidiary that is or becomes a party to this Agreement pursuant to Section 5.10.

(l) Section 1.01 of the Credit Agreement shall be amended to add a new definition, placed in alphabetical order within such Section:

“Reverse Merger” shall mean the merger of a newly formed Delaware limited liability company, which shall be wholly-owned by MagnaChip Semiconductor Corporation and which shall not have engaged in any other business transactions or assumed any liabilities of other parties (except in connection with the IPO of Holdings), with and into MagnaChip Semiconductor LLC shortly before the expected consummation of the IPO of Holdings.

(m) Clause (a) of Section 3.07 of the Credit Agreement shall be amended and restated as follows:

“Schedule 3.07(a) sets forth a list, as of the Closing Date of (i) all the Subsidiaries of MagnaChip Semiconductor LLC and their jurisdictions of organization and (ii) the number of each class of Equity Interests authorized, the number thereof outstanding, and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights. Schedule 3.07(a)(1) sets forth a list, as of the date of the date of consummation of the Reverse Merger of (i) all the Subsidiaries of Holdings not included in the preceding clause (a) and their jurisdictions of organization and (ii) the number of each class of Equity Interests authorized, the number thereof outstanding, and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights. All Equity Interests of each Company are duly and validly issued and are fully paid and non-assessable, and, other than Holdings, are owned by Holdings, directly or indirectly through Wholly Owned Subsidiaries. All Equity Interests of Borrowers are owned directly or indirectly by Holdings through Wholly Owned Subsidiaries. Each Loan Party is the record and beneficial owner of, and has good and marketable title to, the Equity Interests pledged by it under the Security Documents, free of any and all Liens, rights or claims of other persons, except the security interest created by the Security Documents, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any such Equity Interests.”

(n) Clause (iv) of Section 6.14 of the Credit Agreement shall be amended and restated as follows:

“(iv) Holdings or MagnaChip Semiconductor LLC may acquire or form one or more Subsidiaries in connection with a Permitted Acquisition, so long as, in each case, Section 5.10(b) shall be complied with.”

(o) Section 6.15 of the Credit Agreement shall be amended and restated as follows:

“Section 6.15 Business.

.

(a) (x) With respect to Holdings, engage in any business activities or have any properties or liabilities, other than its ownership of the Equity Interests of MagnaChip Semiconductor LLC and any other Subsidiary acquired or formed by Holdings in connection with a Permitted Acquisition and (y) with respect to Holdings and MagnaChip Semiconductor LLC, engage in any business activities or have any properties or liabilities, other than (i) the direct or indirect ownership by MagnaChip Semiconductor LLC of the Equity Interests of the Borrowers and the U.S. Sales Subsidiary and by either Holdings or MagnaChip Semiconductor LLC of the Equity Interests of any other Subsidiary acquired or formed by Holdings or MagnaChip Semiconductor LLC in connection with a Permitted Acquisition, (ii) obligations under the Loan Documents, the Senior Secured Note Documents and the Senior Subordinated Note Documents and (iii) activities and properties incidental to the foregoing clauses (i) and (ii).

(b) With respect to Borrowers and the Subsidiaries, engage (directly or indirectly) in any business other than those businesses in which Borrowers and its Subsidiaries are engaged on the Closing Date as described in the Notes Offering Memorandum.”

SECTION 4. Representations, Warranties and Covenants of Loan Parties. To induce the Agents and Lenders to execute and deliver this Amendment and Waiver, each of the Borrowers represents, warrants and covenants that:

(a) The execution, delivery and performance by the Loan Parties of this Amendment and Waiver and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized, and this Amendment and Waiver and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Other than with respect to any matters related to this Amendment and Waiver, after giving effect to this Amendment and Waiver, each of the representations and warranties made by or on behalf of such Borrower to either Agent or any Lender in any of the Loan Documents was true and correct when made and in all material respects is true and correct on and as of the date of this Amendment and Waiver with the same full force and effect as if each of such representations and warranties had been made by such Loan Party on the date hereof and in this Amendment and Waiver, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Amendment and Waiver or any documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby (i) does or shall (after giving effect to this Amendment and Waiver) contravene, result in a breach of, or violate (A) any provision of any Loan Party’s corporate charter, bylaws, operating agreement, purchase agreement, or other governing documents, (B) any law or regulation, or any order or decree of any court or government instrumentality, or (C) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound or, (ii) except with respect to filing requirements pursuant to applicable securities laws, requires any notice to, registration or filing with, acceptance, consent or approval of, or any other action by, any Governmental Authority;

(d) Agents’ and Lenders’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations (subject only to any Liens permitted under the Loan Documents), and no tax or judgment liens are currently of record against any Loan Party or any Subsidiary thereof; and

(e) The recitals to this Amendment and Waiver are and, on the date of the Reverse Merger, Schedule 3.07(a)(1) to the Credit Agreement will be, true and correct.

(f) As of the date of the Reverse Merger (after giving effect thereto), the only Subsidiary of IPO Issuer other than the Subsidiaries of MagnaChip Semiconductor LLC on the date hereof will be MagnaChip Semiconductor LLC and any other Subsidiaries created or acquired after the date hereof which Subsidiaries have become Guarantors and Loan Parties as required by the Credit Agreement.

SECTION 5. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Loan Documents, and all rights of Agents and Lenders and all of the Obligations, shall remain in full force and effect; provided that in the event of a conflict between the terms and provisions of the Credit Agreement or any other Loan Documents (other than this Amendment), the terms and provisions of the Credit Agreement (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time) shall control. Each Loan Party hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither such Loan Party nor any of its Subsidiaries has any defenses, setoffs, claims, or counterclaims to the Obligations under the Credit Agreement or any other Loan Documents.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and Waiver shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of the Agents and Lenders reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents, and/or applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, reinstated.

(c) Upon the effectiveness of this Amendment and Waiver (and the occurrence of the Credit Agreement Amendment Date), all references to the Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby, and the term “Loan Documents” shall include, without limitation, this Amendment and Waiver.

SECTION 6. Costs and Expenses. Each of the Borrowers agrees jointly and severally to reimburse Agents and Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment and Waiver.

SECTION 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

SECTION 8. Headings. Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purposes.

SECTION 9. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment and Waiver by delivering by facsimile transmission a signature page of this Amendment and Waiver signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Amendment and Waiver.

SECTION 10. Time of Essence. Time is of the essence in the payment and performance of each of the obligations of any of the parties hereunder and with respect to all conditions to be satisfied by such party.

SECTION 11. Further Assurances. Each Loan Party agrees to take, and to cause its Subsidiaries to take, all further actions and to execute and deliver, and to cause its Subsidiaries to execute and deliver, all further documents as the Agents, or either of them, may from time to time reasonably request to carry out the transactions contemplated by this Amendment and Waiver.

SECTION 12. Effectiveness. This Amendment and Waiver shall become effective at the time that all of the following conditions precedent have been satisfied (or waived) as determined by the Required Lenders in their sole discretion (as evidenced by the Required Lenders’ execution and delivery of this Amendment and Waiver):

(a) Amendment and Waiver Executed. Duly executed signature pages for this Amendment and Waiver signed by the Required Lenders and the Loan Parties shall have been delivered to Administrative Agent.

(b) Representations and Warranties. The representations and warranties contained herein shall be true and correct in all material respects and no Event of Default or Default shall exist on such date.

(c) Expenses. All of the expenses owing to the Agents under Section 10.03 of the Credit Agreement shall have been paid in full.

*** Signature Pages Follow ***

IN WITNESS WHEREOF, this Ninth Amendment and Waiver has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A., a Luxembourg company

By:	/s/ Robert Krakauer

Name:
Title:

MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware limited liability company

By:	/s/ Robert Krakauer

Name:
Title:

Signature Page to Ninth Amendment and Waiver

MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company

By:	/s/ Robert Krakauer

Name:
Title:

SUBSIDIARY GUARANTORS

MAGNACHIP SEMICONDUCTOR, INC., a California corporation

By:	/s/ Robert Krakauer

Name:
Title:

Signature Page to Ninth Amendment and Waiver

MAGNACHIP SEMICONDUCTOR SA HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Robert Krakauer

Name:
Title:

Signature Page to Ninth Amendment and Waiver

MAGNACHIP SEMICONDUCTOR LIMITED, a company incorporated in England and Wales with registered number 05232381

By:	/s/ Robert Krakauer

Name:
Title:

Signature Page to Ninth Amendment and Waiver

MAGNACHIP SEMICONDUCTOR, INC., a Japanese company

By:	/s/ Robert Krakauer

Name:
Title:

Signature Page to Ninth Amendment and Waiver

For execution as a deed:

EXECUTED AS A DEED by	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:	Witness:

Name:	Name:

Address:	Address:

For execution otherwise than as a deed:

SIGNED by /s/ Robert Krakauer	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:	/s/ John McFarland

Name:	John McFarland

Address:	891 Daechi-dong, Gangnam-gu, Seoul, Korea

CERTIFICATION LANGUAGE

I, the undersigned, being a director of MagnaChip Semiconductor Limited, do hereby certify that this document is a true and complete copy of its original.

/s/ Robert Krakauer
Robert Krakauer Date:

Signature Page to Ninth Amendment and Waiver

MAGNACHIP SEMICONDUCTOR, LTD., a Taiwan company

By:	/s/ Robert Krakauer

Name:
Title:

Signature Page to Ninth Amendment and Waiver

MAGNACHIP SEMICONDUCTOR B.V.

By:	/s/ Stefan Boermans	/s/ Anne-Marie Kuijpers

Name:	Stefan Boermans	Anne-Marie Kuijpers
Title:	Director	Director

Signature Page to Ninth Amendment and Waiver

MAGNACHIP SEMICONDUCTOR HOLDING COMPANY LIMITED, a British Virgin Islands company

By:	/s/ John McFarland

Name:	John McFarland
Title:	Director

Signature Page to Ninth Amendment and Waiver

IC MEDIA INTERNATIONAL CORPORATION, a Cayman Islands company

By:	/s/ John McFarland

Name:	John McFarland
Title:	Director

Signature Page to Ninth Amendment and Waiver

UBS SECURITIES LLC, as Arranger, Syndication Agent and Documentation Agent

By:	/s/ Mary E. Evans

Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Mary E. Evans

Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC, as Swingline Lender

By:	/s/ Mary E. Evans

Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

Signature Page to Ninth Amendment and Waiver

KOREA EXCHANGE BANK

By:	/s/ Il-Won Joo

Name:	Il-Won Joo
Title:	Senior Relationship Manager

Signature Page to Ninth Amendment and Waiver

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Sandip Khosla

Name:	Sandip Khosla
Title:	Secretary

Signature Page to Ninth Amendment and Waiver

CITICORP NORTH AMERICA, INC.

By:	/s/ Carl Cho

Name:	Carl Cho
Title:	Director

Signature Page to Ninth Amendment and Waiver

JPMORGAN CHASE BANK N.A.

By:	/s/ William A. Austin

Name:	William A. Austin
Title:	Executive Director

Signature Page to Ninth Amendment and Waiver

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Paul O’Leary

Name:	Paul O’Leary
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Omayra Laurella

Name:	Omarya Laurella
Title:	Vice President

Signature Page to Ninth Amendment and Waiver

Exhibit A

1.	A newly formed Delaware limited liability company, which is wholly owned by a newly formed Delaware corporation (“IPO Issuer”) will be merged on or about the effective date of the Form S-1 Registration Statement filed by the IPO Issuer and/or MagnaChip Semiconductor LLC with respect to the Initial Public Offering (as defined below), with and into MagnaChip Semiconductor LLC (the “Reverse Merger”), after which MagnaChip Semiconductor LLC will be wholly owned by the IPO Issuer. Neither IPO Issuer nor the merged limited liability company shall have engaged in any other business transactions or assumed any liabilities of other parties, except for obligations of IPO Issuer and such merged limited liability company with respect to the Initial Public Offering. The name of the IPO Issuer is contemplated to be “MagnaChip Semiconductor Corporation.”

2.	In connection with the Reverse Merger, the common unitholders of MagnaChip Semiconductor LLC will exchange such common units for common stock of the IPO Issuer, and the Series B preferred unitholders of MagnaChip Semiconductor LLC will exchange such Series B preferred units for either common stock or Series B preferred stock of the IPO Issuer. The terms of the Series B preferred stock shall comply with the requirements for Qualified Capital Stock.

3.	Promptly following the Reverse Merger, the IPO Issuer will consummate a fully underwritten IPO of its common stock (the “Initial Public Offering”) pursuant to which the Loan Parties:

(a)	will pay whatever amount is then required (estimated as of the date hereof to be approximately $50 million) to repay all Loans that are due under the Credit Agreement as of the date of the Initial Public Offering;

(b)	will pay up to $35 million in incentive payments to all of the employees of the Loan Parties other than their senior vice presidents and those officers ranking above such senior vice presidents;

(c)	will pay amounts under the Management Service Agreements (as amended) in connection with the terminations thereof in an amount not to exceed $10 million;

(d)	anticipate repurchasing or redeeming all of the outstanding shares of IPO Issuer Series B preferred stock;

(e)	anticipate paying the underwriting discount with respect to the Initial Public Offering and the expenses of the offering;

(f)	anticipate repurchasing or redeeming for cash a portion of the outstanding Senior Secured Notes and/or Senior Subordinated Notes (collectively, the “Notes Repurchase”); and

(g)	anticipate using or reserving from the remaining cash proceeds an amount to be determined by IPO Issuer for working capital purposes of the IPO Issuer and/or the other Loan Parties.